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Exhibit 10.1

                             NOTE PURCHASE AGREEMENT

         This Note Purchase Agreement (this "Purchase Agreement") dated as of February 2, 2009, between Vertex Energy, L.P., a Texas limited partnership (the "Company") and World Waste Technologies, Inc., a California corporation (the "Lender").

                                    RECITALS

         A. Lender desires to purchase from the Company, and the Company desires to sell to the Lender, upon the terms and subject to the conditions of this Agreement, a senior subordinated secured promissory note (the "Note"), substantially in the form attached hereto as Exhibit A, in the aggregate principal amount of One Million Dollars ($1,000,000.00) (the "Loan Amount").

         B. This Agreement, the Note, the Security Agreement (as defined in the
Note), the Guaranty (as defined in the Note) and the Amendment (as defined below) are sometimes hereinafter collectively referred to as the "Transaction Documents."

         C. Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Note and Security Agreement.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the Company and the Lender hereby agree as follows:

1.       ISSUANCE, SALE AND DELIVERY OF NOTE.

         (a) ISSUANCE OF THE NOTE. Subject to the terms and conditions set forth in this Agreement and in reliance upon the representations and warranties contained herein, the Company agrees to issue and sell to the Lender, and the Lender hereby agrees to purchase from the Company, the Note.

         (b) CLOSING. The closing of the purchase and sale of the Note (the "Closing") shall be held at the offices of The Loev Law Firm, PC in Bellaire, Texas, or at such other location as shall be agreed upon by the parties hereto, on the date hereof (the "Closing Date").

         (c) CLOSING DELIVERIES BY THE LENDER. At the Closing, the Lender shall deliver to the Company:

         (i) the Security Agreement, duly executed by the Lender;

         (ii) an amendment to the Merger Agreement in the form attached hereto as Exhibit B (the "Amendment"), duly executed by the Lender; and

         (ii) the Loan Amount by cashiers' check, certified funds or wire transfer.


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(d)      CLOSING DELIVERIES BY THE COMPANY. At the Closing, the Company shall deliver to the Lender:

         (i) the Note, duly executed by the Company;

         (ii) the Security Agreement, duly executed by the Company;

         (iii) the Guaranty, duly executed by the Guarantor (as defined in the Note);

         (iv) the Amendment, duly executed by the Company and the other parties thereto (other than the Lender);

         (v) an opinion of counsel to the Company and the Guarantor, in form and substance satisfactory to the Lender; and

         (vi) a certificate of the General Partner of the Company dated as of the Closing Date, certifying: (A) the Company's organizational documents as true and complete and attaching certified copies of same; (B) as to the incumbency and genuineness of the specimen signatures of each officer of the Company executing any of the Transaction Documents; (C) the resolutions of partners of the Company authorizing the execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated thereby, as true and complete and attaching copies of same; and (D) that all consents, approvals and other actions of, and notices and filings with, all entities and persons as may be necessary or required with respect to the execution of the parties of the transactions contemplated thereby, have been obtained or made.

2.       LENDER'S REPRESENTATIONS AND WARRANTIES.

         The Lender represents and warrants to the Company that:

         (a) AUTHORIZATION; ENFORCEMENT. The Transaction Documents as to which the Lender is a party have been duly and validly authorized, executed and delivered by the Lender and are each and collectively valid and binding agreements of the Lender enforceable against it in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, liquidation, or similar laws relating to, or affecting, generally the enforcement of creditors' rights and remedies or by other equitable principles of general application.

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to the Lender that:

         (a) ORGANIZATION AND QUALIFICATION. The Company is duly organized and existing in good standing under the laws of Texas and has the requisite partnership power to own its properties and to carry on its business as now being conducted.

         (b) AUTHORIZATION; ENFORCEMENT. (i) The Company has the requisite power and authority to enter into and perform the Transaction Documents, to issue and sell the Note in accordance with the terms hereof, and to perform its obligations under the Note in accordance with the requirements of the same, (ii)

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the execution, delivery and performance of the Transaction Documents by the
Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized, (iii) the Transaction Documents have been duly and validly authorized, executed and delivered by the Company, and (iv) the Transaction Documents constitute the valid and binding obligations of the Company enforceable against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting, generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application.

         (c) NO CONFLICTS. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby will not (i) result in a violation of the Company's charter documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected.

         (d) CONSENTS. The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under the Transaction Documents.

         (e) ABSENCE OF LITIGATION. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company, wherein an unfavorable decision, ruling or finding would have a material adverse effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under the Transaction Documents or any of the documents contemplated therein.

4.       COVENANTS.

         (a) USE OF PROCEEDS. The Company shall use the net proceeds from the sale of the Note to finance trade payables to feedstock suppliers strictly in accordance with the terms of Exhibit C hereto.

         (b) REPORTING OBLIGATION. Until the Note is repaid in full, the Company will periodically and in good faith report to the Lender and its Board of Directors with respect to the status of the Company's business and its cash position.

5.       GOVERNING LAW; MISCELLANEOUS.

         (a) GOVERNING LAW AND VENUE. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California without regard to the principles of conflict of laws. Each of the parties hereto consents to the jurisdiction of any state or federal court located within the county of Los Angeles in the State of California, and irrevocably agrees that all actions or proceedings relating to this Agreement or the transactions contemplated hereby shall be litigated in one of such courts, and each of the

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parties waives any objection that it may have based on improper venue or FORUM
NON CONVENIENS to the conduct of any such action or proceeding in any such court and waives personal service of any and all process upon it, and consents to all such service of process made in the manner set forth in Section 6(f). Nothing contained in this Section 6(a) shall affect the right of any party to serve legal process on any other party in any other manner permitted by law.

         (b) COUNTERPARTS. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and signature pages from such counterparts have been delivered.

         (c) HEADINGS; GENDER, ETC. The headings of this Agreement are for convenience of reference and shall not form a part of, or affect the interpretation of this Agreement. As used herein, the masculine shall refer to the feminine and neuter, the feminine to the masculine and neuter, and the neuter to the masculine and feminine, as the context may require. As used herein, unless the context clearly requires otherwise, the words "herein," "hereunder" and "hereby," shall refer to this entire Agreement and not only to the Section or paragraph in which such word appears. If any date specified herein falls upon a Saturday, Sunday or public or legal holidays, the date shall be construed to mean the next business day following such Saturday, Sunday or public or legal holiday. For purposes of this Agreement, a "business day" is any day other than a Saturday, Sunday or public or legal holiday.

         (d) SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

         (e) ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Lender makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

         (f) NOTICES. Any notices required or permitted to be given under the terms of this Agreement shall be delivered in accordance with the notice provisions of the Merger Agreement.

         (g) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Neither the Company nor the Lender shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other (which consent shall not be unreasonably withheld).

         (h) NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.


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         (i) SURVIVAL. The representations, warranties, agreements and covenants of the Company and the Lender contained in this Agreement shall survive the Closing of the purchase and sale of the Note purchased and sold hereby.

         (j) FURTHER ASSURANCE. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         (k) REMEDIES. No provision of this Agreement providing for any specific remedy to a party shall be construed to limit such party to the specific remedy described, and any other remedy that would otherwise be available to such party at law or in equity shall be so available. Nothing in this Agreement shall limit any rights a party may have with any applicable federal or state securities laws with respect to the transactions contemplated hereby.

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         IN WITNESS WHEREOF, the Lender and the Company have caused this Note
Purchase Agreement to be duly executed as of the date first written above.

                                         THE COMPANY:

                                         VERTEX ENERGY, L.P.
                                         By its General Partner

                                         VTX, INC., a Texas corporation

                                         By:  /s/ Benjamin P. Cowart
                                              ----------------------
                                               Name: Benjamin P. Cowart
                                               Title:  CEO

                                         LENDER:

                                         WORLD WASTE TECHNOLOGIES, INC.


                                         By:  /s/ John Pimentel
                                              ---------------------------
                                               Name:  John Pimentel
                                               Title: CEO



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